UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2011

Commission File Number: 333-146744

CAPSALUS CORP.
(Exact Name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation or organization)

2675 Paces Ferry Road Suite 100
Atlanta, GA 30339
(Address of principal executive offices)

888-400-7179
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Section 5 - Corporate Governance and Management

 Item 5.02   Departure of Directors or certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2011, the registrant accepted the resignation of Patrick G. Sheridan as Chief Financial Officer and Secretary of the registrant.
Steve M. Grubner, the registrant’s President and Chief Operating Officer since January 2009, has been appointed Interim Chief Financial Officer and Secretary. Further information regarding Mr. Grubner and his background and business experience can be found in the registrant’s Form 10-K filings on both the Securities and Exchange Commission’s and registrant’s websites. Mr. Sheridan will remain a consultant for the registrant to help with the preparation of the registrant’s third quarter Form 10-Q and year-end Form 10-K.

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

A notice dated September 23, 2011, relating to the departure of Mr. Sheridan and the appointment of Mr. Grubner, which has been posted on the registrant’s website at www.capsalus.com, is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits
(d)	Exhibits.
99.1 Notice dated September 23, 2011, posted on registrant’s website.

SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CAPSALUS CORP. (Registrant)
Date: September 23, 2011	By:	/s/ Steven M. Grubner
Steven M. Grubner, Interim Chief Executive Officer